                                                                   EXHIBIT 10.16



AFTER RECORDING RETURN TO:                     CROSS REFERENCE TO:

Michelle A. Hickerson, Esq.                    Deed Book 14848, Page
Jones, Day, Reavis & Pogue                               -----
3500 SunTrust Plaza                            1, Gwinnett County,
303 Peachtree Street, N.E.                     --
Atlanta, Georgia 30308-3242                    Georgia Records




                       FIRST AMENDMENT TO LEASE AGREEMENT



     THIS FIRST AMENDMENT TO LEASE AGREEMENT ("Amendment") dated as of
                                               ---------
October _____, 1997 is between WACHOVIA CAPITAL MARKETS, INC., a Georgia corporation ("Lessor") and SCIENTIFIC-ATLANTA, INC., a Georgia corporation
              ------
("Lessee").
 --------

     WHEREAS Lessor and Lessee executed that certain Lease Agreement ("Lease")
                                                                       -----
dated as of July 30, 1997 and filed for record on October 9, 1997 in Deed Book
14848  , Page   1  , Records of Gwinnett County, Georgia;
-------       -----

     WHEREAS Schedule 1(b) was inadvertently omitted from the Lease at the time of recording and Lessor and Lessee wish to attach said Schedule 1(b) to the Lease;

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows with respect to the Lease:

     1.   Schedule 1(b).  Schedule 1(b), attached hereto and by this reference
          -------------
made a part hereof, is hereby attached to and made a part of the Lease.

     2.   Continued Validity.  Lessor and Lessee hereby acknowledge and agree
          ------------------
that, except as expressly modified hereby, the Lease has not been modified or amended, is in full force and affect in accordance with the terms and provisions thereof as modified hereby, and is hereby ratified and confirmed by both Lessor and Lessee.

     3.   Binding Effect.  This Amendment shall insure to the benefit of and be
          --------------
binding upon Lessor and Lessee and their respective successors, legal representatives and permitted assigns.

     4.   Defined Terms.  All initially-capitalized terms used but not defined
          -------------
herein shall have the meaning ascribed thereto in the Lease.

     IN WITNESS WHEREOF, the Lessor and Lessee have caused this Amendment to be executed under seal as of the date first above written.


                                   LESSOR:

Signed, sealed and delivered       WACHOVIA CAPITAL MARKETS,
in the presence of:                INC., a Georgia corporation


/s/ Signature Illegible
------------------------           By: /s/ Joseph J. Thomas
Unofficial Witness                      ----------------
                                   Printed Name: Joseph J. Thomas
                                                 ----------------
                                   Printed Title: Senior Vice President
                                                  ---------------------
/s/ Nadine Crawford                [CORPORATE SEAL]
-------------------
Notary Public


My Commission Expires:

 [Notary Seal]     Notary Public-DeKalb County, Georgia
                   My Commission Expires August 2, 1998

                                   LESSEE:

Signed, sealed and delivered
in the presence of:                SCIENTIFIC-ATLANTA, INC., a
                                   Georgia corporation



/s/ William E. Eason, Jr.
-------------------------
Unofficial Witness                 By: /s/ H. A. Wagner
                                       ----------------
                                   Printed Name: Harvey A. Wagner
                                                 ----------------
                                   Printed Title: Senior Vice President-Finance,
                                                  Chief Financial Officer &
                                                  Treasurer
                                                  ----------------------------

/s/ Loretta J. Radcliff
-----------------------            [CORPORATE SEAL]
Notary Public

My Commission Expires:

                   Notary Public, Fulton County, Georgia
[Notary Seal]      My Commission Expires Sept. 11, 2001

                                 SCHEDULE 1(b)
                                 -------------


The following terms shall have the following meanings when used in the "Credit Agreement", the "Lease", the "Agency Agreement" and all other "Operative Documents" (as those terms are defined below) (all terms defined in the singular to have the same meanings when used in the plural and vice versa); provided, however, certain terms defined below are modified in accordance with
--------- -------
Section 2.10 of the Credit Agreement with respect to circumstances occurring prior to the Syndication Effective Date:

          "Accrued Construction Period LI Yield": as defined in Section 3.03(a)
           ------------------------------------
of the Credit Agreement.

          "Acquisition/Construction Agent": the Company, as acquisition and
           ------------------------------
construction agent for the Lessor with respect to the Facility pursuant to the Agency Agreement.

          "Adjusted LIBO Rate":  with respect to any Interest Period or LI Yield
           ------------------
Period, a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable LIBO Rate for such Interest Period or LI Yield by (ii) 1.00 minus the Eurodollar Reserve Percentage.

          "Advance Notice":  in connection with any Borrowing or LI Funding,
           --------------
notice given by telecopy or telephone (and if by telephone, confirmed promptly by telecopier) to be received by the Agent not later than 12:00 noon, Atlanta, Georgia time, on the third (3rd) Business Day before the requested date of such Borrowing, or LI Funding or continuation.

          "Affiliate":  with respect to the Company, (i) any Person that,
           ---------
directly or indirectly, through one or more intermediaries, controls the Company (a "Controlling Person"), (ii) any Person (other than the Lessor, the Company or
    ------------------
a Subsidiary) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary) of which the Company owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agent":  Wachovia Bank, N.A., a national banking association, in its
           -----
capacity as agent for the Lenders, together with its successors in such capacity.

          "Agency Agreement":  the Acquisition, Agency, Indemnity and Support
           ----------------
Agreement, dated as of the Closing Date, between the Lessor and the Company, as Acquisition/Construction Agent, as amended, supplemented or otherwise modified from time to time.

          "Aggregate Construction Costs": the aggregate amount of all Facility
           ----------------------------
Costs, including all acquisition costs for the Improvements and Capitalized Expenses, excluding, however, the cost of the acquisition of the Site.
          ---------  -------

          "Aggregate Loan Commitments":  the sum of the Aggregate Tranche A Loan
          ---------------------------
Commitments and the Aggregate Tranche B Loan Commitments, as the same may be reduced at the request of the Company in accordance with Section 2.03 of the Credit Agreement.

          "Aggregate Tranche A Loan Commitments":  the lesser of (i) an amount
           -----------------------------------
equal to 85% of the Facility Cost, or (ii) $30,600,000, as the same may be reduced at the request of the Company in accordance with Section 2.03 of the Credit Agreement.

          "Aggregate Tranche B Loan Commitments":  the lesser of (i) an amount
           ------------------------------------
equal to 12% of the Facility Cost, or (ii) $4,320,000, as the same may be reduced at the request of the Company in accordance with Section 2.03 of the Credit Agreement.

          "Applicable Funding Office":  for each Lender and the Lessor,
           -------------------------
respectively, the funding office of such Lender or the Lessor (or an affiliate of such Lender or the Lessor) designated for any Loan or LI Funding on the signature pages of the Credit Agreement (or in an Assignment and Acceptance executed by such Lender pursuant to Section 11.06 or the Credit Agreement) or such other offices of such Lender or the Lessor (or of an affiliate of such Lender or the Lessor) as such Lender or the Lessor may from time to time specify to the Agent, the Lessor (for notices by a Lender) and the Company as the office by which its Loans or Lessor Investments are to be made and maintained.

          "Applicable Margin":  with respect to the Tranche A Loans and the
           -----------------
Tranche B Loans, or LI Fundings, the applicable rate per annum determined in accordance with the Pricing Schedule.

          "Applicable Permit":  any Permit that is or may be necessary to own,
           -----------------
renovate, construct, install, start-up, test, maintain, modify, expand, remove, operate, lease or use all or any part of the Facility (including, without limitation, the Site or any business conducted on or related to the Facility or the Site) in accordance with the Operative Documents and the failure to obtain or maintain which would have a Material Adverse Effect.

          "Approved Appraisal":  any appraisal, ordered by the Agent, but at
           ------------------
the Company's cost, from an appraiser or appraisers reasonably acceptable to the Agent, which: (i) complies with Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, 12 U.S.C. 3331, et
                                                                          --
seq., and The Regulations and Statements of General Policy on Appraisals
---
promulgated by the Federal Deposit Insurance Corporation, 12 C.F.R. Part 32, as amended, (ii) is performed by a state-certified real estate appraiser certified under the laws of any

State, (iii) reflects the Market Value of the Facility on an "as completed" basis, and (iv) estimates the Market Value of the Facility as of the expiration of the Basic Term.

          "Assignment and Acceptance":  an Assignment and Acceptance Agreement,
           -------------------------
in the form of Exhibit D to the Credit Agreement entered into by a Lender and
               ---------
an Eligible Assignee.

          "Authorized Officers":  with respect to the Company, the officers
           -------------------
whose signatures and incumbency shall have been certified to the Agent and the Lessor in a certificate certified by the Secretary or an Assistant Secretary of the Company, in form and substance reasonably satisfactory to the Agent that are authorized to sign the Lease and the other Operative Documents to which the Lessee is a party and, until replaced by another Authorized Officer duly authorized for that purpose, to act as its respective representative for the purposes of signing documents and giving notices and other communications in connection with the Lease and the Operative Documents to which it is a party.

          "Banking Authority":  as defined in Section 5.02 of the Credit
           -----------------
Agreement.

          "Base Rate":  for any day, the rate per annum equal to the higher as
           ---------
of such day of (i) the Prime Rate, and (ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate shall be effective on the date of each such change.

          "Basic Rent":  for any Rental Period during the Lease Term the sum of
           ----------
(i) all liabilities of the Lessor for interest on the Loans and LI Yield (excluding Accrued Construction Period LI Yield but including, without limitation, all LI Yield accruing during the Basic Term on the Lessor Investment) accruing during such Rental Period pursuant to and in accordance with the Credit Agreement, and (ii) all liabilities for fees accruing during such Rental Period pursuant to the Credit Agreement.

          "Basic Term":  with respect to the Lease, and subject to the terms and
           ----------
conditions set forth therein and in the other Operative Documents, the period commencing on the Lease Commencement Date and ending on the earlier to occur of
(i) the Option Date, (ii) the Cancellation Date, or (iii) the Scheduled Lease Termination Date.

          "Borrowing":  a borrowing consisting of Loans to the Lessor made on
           ---------
the same day by the Lenders.

          "Building(s)": each building (singular and plural) to be constructed
           -----------
on the Site and certain improvements and enhancements to the foregoing in accordance with the Facility Plan.

          "Business Day":  (i) for all purposes other than as set forth in
           ------------
clause (ii) below, any day except Saturday, Sunday or other day on which commercial banks in Atlanta, Georgia are authorized or required by law or other government action to close, and (ii) with respect to all notices and determinations in connection with, and payments of principal of and interest on, the Loans and payments of, any day that is a Business Day described in clause
(i) above and that is also a day for trading by and between banks in the London interbank eurodollar market.

          "Cancellation Date":  as defined in Section 15(b) of the Lease.
           -----------------

          "Cancellation Event":  as defined in Section 15(b) of the Lease, and
           ------------------
shall include a Loss Event.

          "Capitalized Expenses":  all acquisition, design and construction
           --------------------
costs and all legal, architectural, engineering, and other professional fees and expenses, brokerage fees, appraisal fees, environmental assessment fees, title insurance, survey expenses, mortgage recording fees and taxes, intangible taxes, and other "soft costs" of a nature ordinarily and reasonably incurred in connection with the acquisition, design, engineering, construction, assembly, installation, testing, improvement and completion of property substantially similar to the Facility (including soft and hard costs previously incurred not to exceed 10% of all Facility Cost) and all Basic Rent (as defined below), commitment and other fees accrued prior to the Completion Date. "Capitalized Expenses" shall not include fixtures, furniture or equipment included in, attached to or otherwise relating to the Site or the Facility.

          "Capitalized Lease Obligations":  all obligations under a lease that
           -----------------------------
is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of Capitalized Lease Obligations shall be the capitalized amount of such obligations determined in accordance with such principles.

          "Capital Stock":  any nonredeemable capital stock of the Company or
           -------------
any Consolidated Subsidiaries (to the extent issued to a Person other than the Company) whether common or preferred.

          "Casualty Occurrence":  any of the following events in respect of the
           -------------------
Facility, (i) any material loss of the Facility or material loss of use thereof which does not constitute a Loss Event, or (ii) the condemnation, confiscation or seizure of, or requisition of title to or use of, any material part of the Facility which action does not constitute a Loss Event, or (iii) any damage to the Facility which results in an insurance settlement with respect to the Facility.

          "CERLA": the Comprehensive Environmental Response Compensation and
           -----
Liability Act, 42 U.S.C. Section 9601 et. seq. and its implementing regulations and amendments.

          "CERCLIS": the Comprehensive Environmental Response Compensation and
           -------
Liability Inventory System established pursuant to CERCLA.

          "Change of Control": any Person or two or more Persons acting in
           -----------------
concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of the voting stock of the Company by virtue of a hostile tender offer for, other hostile acquisition of, such beneficial ownership.

          "Change of Law":  as defined in Section 5.02 of the Credit Agreement.
           -------------

          "Closing Date":  July 30, 1997.
           ------------

          "Closing Documentation": as defined in Section 6.01 of the Credit
           ---------------------
Agreement.

          "Code":  the Internal Revenue Code of 1986, as amended, and any
           ----
successor Federal tax code.

          "Collateral":  as defined in Section 26 of the Lease.
           ----------

          "Co-Lessee":  as defined in Section 21(b) of the Lease.
           ---------

          "Commerical Paper":  any negotiable draft having a maturity at the
           ----------------
time of issuance not exceeding 270 days and which is exempt from the registration requirements of the Securities Act under Section 3(a)(3) thereof.

          "Commercial Paper Program":  any one arrangement among the Company,
           ------------------------
a Placement Agent and a Paying Agent regarding the issuance by the Company of Commercial Paper.

          "Commitment":  as to each Lender or the Lessor, respectively, an
           ----------
amount equal to such Lender's Loan Commitment then in effect or the Lessor Investment Commitment then in effect.

          "Commitment Fee":  as defined in Section 2.04(a) of the Credit
           --------------
Agreement.

          "Commitment Fee Rate":  as defined in the Pricing Schedule.
           -------------------

          "Company":  as defined in the preamble hereto, and its successors.
           -------

          "Completion":  the occurrence and satisfaction of all of the events
           ----------
and conditions (with respect to all Buildings) described on Schedule 1.02(a)
                                                            ----------------
to the Credit Agreement on a single date to the reasonable satisfaction of the Required Lenders.

          "Completion Certificate":  a certificate of the Acquisition/
           ----------------------
Construction Agent in substantially the form of Exhibit A to the Agency
                                                ---------
Agreement, certifying that Completion of all Buildings constituting the Facility has occurred.

          "Completion Costs":  at any time the sum of (x) the aggregate amount
           ----------------
of Construction Costs (including acquisition costs, except with respect to the Site, and soft costs) expended or incurred as of the time of a Non-Completion Event and which it will be necessary thereafter to expend in order to achieve Completion, plus (y) all Impositions thereon.

          "Completion Costs Payment":  an amount, which is payable upon the
           ------------------------
occurrence of a Non-Completion Event, equal to the sum of (i) the acquisition cost of the ground lease of the Site, (ii) the aggregate amount of all Completion Costs, up to but not in excess of the Completion Costs Payment Limitation, and (iii) all Supplemental Rent and other amounts owing by the Company under the Operative Documents (other than any Completion Costs in excess of the Completion Costs Payment Limitation).

          "Completion Costs Payment Limitation":  means an amount equal to 89%
           -----------------------------------
of the Aggregate Construction Costs.

          "Completion Date":  the earlier to occur of (i) the date on which the
           ---------------
Company, as Acquisition/Construction Agent for the Lessor, delivers the Completion Certificate and (ii) the date that is 24 months after the Lease Commencement Date (unless there shall have occurred Casualty Occurrence during the Construction Period, in which event such 24-month period shall be extended for an additional period ending 6 months from the date of the occurrence of such Casualty Occurrence).

          "Compliance Certificate":  as defined in Section 8.01(c) of the
           ----------------------
Credit Agreement.

          "Consolidated Current Maturities":  with respect to the Company and
           -------------------------------
its Subsidiaries for any period of computation thereof, the aggregate amount of all regularly scheduled payments of principal to be made during such period with respect to the long-term debt portion of Consolidated Funded Debt of the Borrower and its Subsidiaries.

          "Consolidated Debt":  at any date the Debt of the Company and its
           -----------------
Consolidated Subsidiaries, determined on a consolidated basis as of such date.

          "Consolidated EBITDA":  with respect to the Company and its
           -------------------
Subsidiaries for any period of computation thereof, the sum
of, without duplication, (i) Consolidated Net Income plus (ii) Consolidated
                                                     ----
Interest Expense for such period plus (iii) taxes on income accrued during such
                                 ----
period plus (iv) amortization for such period plus (v) depreciation for such
       ----                                   ----
period.

          "Consolidated Funded Debt":  at the time of computation thereof, all
           ------------------------
of the following of the Company and its Subsidiaries as determined on a consolidated basis (without duplication): all Debt less (a) all reimbursement obligations under standby letters of credit and acceptances (whether or not the same have been presented for payment) and less (b) obligations arising under Guarantees.

          "Consolidated Interest Expense":  with respect to the Company and its
           -----------------------------
Subsidiaries for any period of computation thereof, the total interest expense (including, without limitation, interest expense attributable to Capitalized Lease Obligations in accordance with GAAP) of the Company and its Subsidiaries on a consolidated basis and in any event shall include (i) the amortization of debt discounts and (ii) amortization of all fees payable in connection with the incurrence of Debt to the extent included in interest expense.

          "Consolidated Net Income":  with respect to the Company and its
           -----------------------
Subsidiaries for any period of computation thereof, the net income (or loss) of the Company and its Subsidiaries on a consolidated basis for such period; provided, however, that the following shall be excluded when determining
--------  -------
Consolidated Net Income: (i) any item of gain or loss resulting from sale, conversion or other disposition of assets other than in the ordinary course of business; (ii) net gains or losses on the acquisition, retirement, sale or other disposition of capital stock and other securities of the Company and its Subsidiaries; (iii) net gains or losses on the collection of proceeds of life insurance policies; (iv) any write-up of any asset; (v) any other net gains or losses of an extraordinary nature as determined in accordance with GAAP, (vi) the amount of $9,916,000 representing in-progress research and development costs expensed by the Company for the fourth Fiscal Quarter of the Fiscal Year ending on June 28, 1996, in connection with its acquisition of Atx Telecom Systems, Inc. from Amoco Technology Company, and (vii) the amount of $19,516,000 representing the charge to the Company's earnings incurred during the relevant Fiscal Quarter in effect on July 24, 1996.

          "Consolidated Operating Lease Expense":  for any period of computation
           ------------------------------------
thereof, the aggregate of all amounts paid or accrued (whether or not constituting rental expense) during such period by the Company and its Subsidiaries under all leases other than leases giving rise to Capitalized Lease Obligations), as determined on a consolidated basis.

          "Consolidated Subsidiary":  a Subsidiary, the accounts of which are
           -----------------------
customarily consolidated with those of the Company for the purpose of reporting to stockholders of the Company or to the Agent and each of the Lenders, or, in the case of a recently acquired Subsidiary, the accounts of which would, in accordance with the Company's regular practice, be so consolidated for that purpose.

          "Consolidated Tangible Net Worth":  means, as at any date, (a) the
           -------------------------------
total shareholder's equity (including capital stock, additional paid-in capital and retained earnings, after deducting treasury stock) of the Company and its Subsidiaries determined on a consolidated basis (without duplication) which would appear as such on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with GAAP minus (b) all intangible items
                                              -----
reflected therein, including all intangible plant expansion costs, all unamortized debt discount and expense, unamortized research and development expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, copyrights, unamortized excess cost of investment in Subsidiaries over equity at dates of acquisition, and all similar items which should properly be treated as intangibles in accordance with GAAP.

          "Construction Period":  the period commencing on the Lease
           -------------------
Commencement Date and ending on the Completion Date.

          "Construction Period LI Yield":  as defined in Section 3.03(a) of
           ----------------------------
the Credit Agreement.

          "Controlled Group":  all members of a controlled group of corporations
           ----------------
and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under
Section 414 of the Code.

          "Credit Agreement":  the Credit Agreement, dated as of the Closing
           ----------------
Date, among the Company, the Lessor, the Agent and the Lenders, as amended, supplemented, renewed, extended or otherwise modified from time to time.

          "Debt":  means with respect to a Person, at the time of computation
           ----
thereof, all of the following (without duplication): (a) obligations of such Persons in respect of money borrowed; (b) obligations of such Person (other than trade debt incurred in the ordinary course of business), whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property; (c) Capitalized Lease Obligations of such Person; (d) all reimbursement obligations of such Person under any standby letters of credit or acceptance (whether or not the same have been presented for payment); and (e) all Debt of other Persons which (i) such Person has Guaranteed or (ii) are secured by a Lien on any property of such Person.

          "Default":  any condition or event that constitutes an Event of
           -------
Default or that with the giving of notice or the lapse of time or both would, unless cured or waived, become an Event of Default.

          "Default Rate":  with respect to any Loan, LI Funding or any other
           ------------
amount payable under any Operative Document, on any day, the sum of 2.0% plus the rate otherwise in effect for such Loan or LI Funding, or in the case of any other amount, the Adjusted LIBO Rate.

          "Dollars" and "S":  dollars in lawful currency of the United States
           -------       -
of America.

          "Eligible Assignee":  with respect to any particular assignment under
           -----------------
Section 11.06 of the Credit Agreement, any bank or other financial institution consented to by the Company and the Agent if such bank of other financial institution is not already a Lender or an affiliate of a Lender; provided that
                                                                 --------
neither the Agent's nor the Company's consent shall be unreasonably withheld and, provided, further that such consent of the Company shall not be required if an Event of Default is in existence.

          "Environmental Assessment":  collectively, a Phase 1 report conducted
           ------------------------
by an independent engineering firm reasonably acceptable to the Lessor and the Agent in scope and substance satisfactory to the Lessor and the Agent, and in any event satisfying the minimum standards set forth in ASTME 1527-94 (and, if recommended in or indicated by the Phase 1 report, a Phase 2, environmental soil test or other environmental report or reports), reflecting compliance of the Facility in all material respects with all applicable Environmental Requirements.

          "Environmental Authority":  any foreign, federal, state, local or
           -----------------------
regional Governmental Authority that exercises any form of jurisdiction or authority under any Environmental Requirement.

          "Environmental Authorizations":  all licenses, permits, orders,
           ----------------------------
approvals, notices, registrations or other legal prerequisites for conducting the business of the Company or any Subsidiary, or for the uses and activities of, on or relating to the Facility, required by any Environmental Requirement.

          "Environmental Closing Certificate":  as defined in Section 6.02(k).
           ---------------------------------

          "Environmental Damages":  any and all claims, losses, costs, damages,
           ---------------------
penalties and expenses which are incurred at any prior or subsequent time as a result of the existence or release of Hazardous Materials upon, about or beneath the Facility or migrating or threatening to migrate to or from the Facility, or the existence of a violation of Environmental Requirements pertaining to the Facility, regardless of whether the existence of such Hazardous Materials or the violation of Environmental Requirements arose prior to the present ownership or operation of the Facility.

          "Environmental Judgments and Orders":  all Judgments arising from or
           ----------------------------------
in any way associated with any Environmental Requirements, whether or not entered upon consent or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a Judgment.

          "Environmental Liabilities":  any liabilities or Liens, whether
           -------------------------
accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

          "Environmental Notices":  notice from any Environmental Authority or
           ---------------------
by any other Person, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

          "Environmental Proceedings":  any judicial or administrative
           -------------------------
proceedings arising from or in any way associated with any Environmental Requirement.

          "Environmental Release":  any actual or threatened release defined in
           ---------------------
CERCLA or under any state or local environmental law or regulation.

          "Environmental Requirements":  any statue, rule, regulation,
           --------------------------
ordinance, permit, license administration or judicial decision or order (whether by consent or otherwise) or the requirement of law with respect to: (i) the protection of human health and/or the environment; (ii) the existence, handling, use, generation, treatment, storage, packaging, labelling, removal or Environmental Release of Hazardous Materials on, under, about and/or from any real property, including the Facility; and (iii) the effects on the environment of any activity now, previously, or hereinafter conducted on any real property, including the Facility. The Environmental Requirements shall include, but not be limited to, the following: CERCLA; the Superfund Amendments and Reauthorization Act, Public Law 99-499, 100 Stat. 1613; the Resource Conservation and Recovery Act, 42 U.S.C. (S)(S) 6901, et seq.; the Toxic Substances Control Act, 15
                            -- ---
U.S.C. (S)(S) 2601, et seq.; the Federal Water Pollution Control Act, 33 U.S.C.
                    ------
(S)(S) 1251, et seq.; the Clean Air Act, 42 U.S.C. (S)(S) 7401, et seq.; the
             ------                                             ------

Occupational Safety and Health Act, 29 U.S.C. (S)(S) 651, et seq.; the
                                                          -- ---
Emergency Planning and Community Right-To-Know Act of 1986, 42 U.S.C. (S)(S) 11001, et seq.; the state and local analogies thereto, all as amended or
       -- ---
superseded from time to time; and any common-law doctrine, including but not limited to, negligence, nuisance, strict liability, trespass, personal injury, or property damage related to or arising out of the presence, Environmental Release or exposure to a Hazardous Material; and all federal, state and local ordinances, regulations, orders, writs and decrees.

          "ERISA":  the Employee Retirement Income Security Act of 1974, as
           -----
amended from time to time, or any successor law and the regulations promulgated and rulings issued from time to time thereunder. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

          "Eurocurrency Liabilities":  as defined in Regulation D of the Board
           ------------------------
of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Reserve Percentage":  for any day the percentage
           -----------------------------
(expressed as a decimal) that is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of Eurocurrency Liabilities (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on loans made at the LIBO Rate is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Lender to United States residents). The Adjusted LIBO Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

          "Event of Default":  as defined in Section 9.01 of the Credit
           ----------------
Agreement or in Section 17 of the Lease.

          "Facility":  the collective reference to (i) the Lessor's leasehold
           --------
interest in the Site, (ii) the Buildings and the other Improvements, and (iii) all plans, specifications, warranties and related rights and operating, maintenance and repair manuals related thereto and all replacements of any of the above.

          "Facility Cost":  an aggregate amount equal to the lessor of:  (i)
           -------------
the sum of (a) all costs associated with the Lessor's acquisition of a ground lease of the Site and title to the Improvements and any refinancing thereof, and
(b) all of the capitalized costs and expenses of any kind or character incurred to design, construct, install and implement the Facility, including, without limitation, all Capitalized Expenses to be provided by the Lenders; and (ii) $38,000,000.

          "Facility Plan":  the architectural and engineering plans and
           -------------
specifications for the Facility and list of Facility Plan documents, as the same may be amended, supplemented or otherwise modified form time to time in accordance with applicable laws and the Permitted Use, and, solely during the existence of an Event of Default, after the prior written consent of the Agent.

          "Federal Funds Rate":  for any day, the rate per annum (rounded
           ------------------
upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions, with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the day for which such rate is to be
                     --------
determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions, as determined by the Agent.

          "Final Rent Payment":  an amount determined as of the date payment
           ------------------
thereof is required equal to the sum of (i) the aggregate outstanding principal amount of the Tranche A Loans, plus (ii) all accrued and unpaid interest on the
                               ----
Tranche A Loans and Tranche B Loans accrued through the end of the Lease Term, plus (iii) all unpaid LI Yield (including, without limitation, all Accrued
----
Construction Period Yield) accrued through the end of the Lease Term, plus (iv)
                                                                      ----
all other amounts owing by the Lessee under the Operative Documents (including in any event all unpaid Impositions accrued, arising or payable in connection with the Facility or otherwise pursuant to the Lease through or as at the end of the Lease Term, but excluding in any event the unpaid principal amount of the Tranche B Loans and the unpaid principal amount of the Lessor Investment).

          "Fiscal Quarter":  any fiscal quarter of the Company.
           --------------

          "Fiscal Year":  the 52 or 53 week period, as the case may be, ending
           -----------
on the Friday closest to June 30 of each year.

          "Four-Quarter Period":  a period of four full consecutive fiscal
           -------------------
quarters of the Company, taken together as one accounting period, and unless set forth herein to the contrary, shall mean the four full consecutive fiscal quarters of the Company most recently ending before the day of any computation of any given financial ratio or covenant contained herein.

          "Funded Amount":  the aggregate amount of principal, interest, LI
           -------------
Fundings, LI Yield, expenses and indemnities owing or to be owing by the Lessor to the Lenders, plus Commitment Fees, expenses and indemnities owing or to be owing by the Lessor to the Agent or the Lenders pursuant to the Credit Agreement or any other Operative Document.

          "GAAP":  generally accepted accounting principles in the United States
           ----
of America applied on a basis consistent with those which, in accordance with
Section 1.03 of the Credit Agreement, are to be used in making the calculations for purposes of determining compliance by the Company with the provisions of the Operative Documents applicable thereto.

          "Governmental Authority":  to include the country, state, county, city
           ----------------------
and political subdivisions in which any Person or any such Person's property is located or that exercises valid jurisdication over any such Person or any such Person's property, any court, agency, department, commission, board, bureau or instrumentality of any of them including monetary authorities that exercise valid jurisdiction over any such Person or any such Person's property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, the Company, the Site, the Facility, the Lessor, the Agent, any Lender, any Applicable Funding Office or any Operative Document.

          "Governmental Requirement":  any law, statute, code, ordinance, order,
           ------------------------
determination, rule, regulation, Judgment, injunction, franchise, permit, certificate, license, authorization or other direction or requirement (whether or not having the force of law), including, without limitation, Environmental Requirements, and occupational, safety and health standards or controls, or any Governmental Authority.

          "Ground Lease":  the Ground Lease, dated as of even date with the
           ------------
Credit Agreement, pertaining to the Sites between the Company as ground lessor and the Lessor as ground lessee.

          "Guarantee":  with respect to any Person, any obligation, contingent
           ---------
or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation of such other Person (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection
--------
or deposit in the ordinary course of business. The term "Guarantee used as a verb has a corresponding meaning.

          "Guaranty":  the Guaranty, dated as of the Closing Date, from the
           --------
Company to the Agent for the benefit of the Agent and the Lenders, pursuant to which the Company guarantees, as primary obligor, all obligations of (but in no event obligations greater than those of) the Lessor to the Agent and the Lenders under the Credit Agreement, the Notes, as amended, supplemented or otherwise modified from time to time.

          "Hazardous Materials":  to include, without limitation, (i) solid or
           -------------------
hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. (S) 6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (ii) "hazardous substance", "pollutant", or "contaminant", as defined in CERCLA, or in any applicable federal, state or local law or regulation, (iii) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof, (iv) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable federal, state or local law or regulation, as each such Act, statute or regulation may be amended from time to time, or (v) any toxic or hazardous materials, wastes, polychlorinated biphenyls ("PCBs"), lead-containing materials, asbestos or asbestos-containing materials, urea formaldehyde, radioactive materials, pesticides, the discharge of sewage or effluent, or any other materials or substances defined as or included in the definition of "hazardous materials," "hazardous waste," "contaminants" or similar terms under any Environmental Requirement.

          "Hedging Obligations":  with respect to a Person, any and all
           -------------------
obligations and liabilities, whether absolute or contingent and whether now owed or hereafter arising, of such Person under or with respect to (a) Interest Rate Agreements and (b) agreements or other arrangements intended to protect such Person or any other Person a party thereto from fluctuations of currency exchange rates or forward rates applicable to a Person's assets, liabilities, or exchange transactions. The term "Hedging Obligations" shall in no event include any obligations or liabilities in respect of any reasonable and customary provision in any agreement regarding the sale or purchase of goods which provision provides for adjustments in the sale or purchase price to reflect changes in currency exchange rates.

          "Highest Lawful Rate":  with respect to each Lender and the Lessor,
           -------------------
the maximum non-usurious interest rate or yield, as applicable, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes, or on other amounts owing hereunder under laws applicable to such Lender or the Lessor which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.

          "Impositions":  without duplication, as to any Person, (i) all Taxes,
           -----------
assessments, levies, fees, water and sewer rents and charges, inspection fees and other authorization fees and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of every character (including all penalties and interest thereon) that, at any time prior or subsequent to the Closing Date, are imposed or levied upon or assessed against or may be or constitute a Lien upon such Person or such Person's Property, or that arise in respect of the ownership, operation, occupancy, possession, use, non-use, condition, leasing or subleasing of such Person's Property; (ii) all charges, levies, fees, rents or assessments for or in respect of utilities, communications and other services rendered or used on or about such Person's Property; (iii) payments required in lieu of any of the foregoing; but excluding any penalties or fines imposed on the Lessor, the Agent of any Lender, respectively, for violation by it of any banking laws or securities law; and
(iv) any and all taxes, recording fees and other charges (including penalties and interest) relating to or arising out of the execution, delivery, or recording of any of the Operative Documents for the amounts evidenced, secured or referred to be paid thereby, including without limitation, documentary stamp taxes, intangible taxes, recording fees and sales and rent taxes.

          "Improvements":  collectively, each of the Buildings, together with
           ------------
all accessions thereto and replacements thereof, and together with all accessories, equipment, parts and devices necessary to achieve Completion, and all fixtures now or hereafter included in or attached to the Site, such buildings and such enhancements and improvements and modifications, and such roadways, utility lines and parking lots necessary to reach and use the Site, but excluding from the foregoing the Site.

          "Indemnified Party":  as defined in Section 11.03(b) of the Credit
           -----------------
Agreement.

          "Indemnified Risks":  as defined in Section 11.03(b) of the Credit
           -----------------
Agreement.

          "Initial Funding Date":  the date on which the conditions precedent
           --------------------
set forth in Sections 6.01 and 6.02 of the Credit Agreement have been satisfied.

          "Initial Loans":  the initial Loans made pursuant to Section 2.01 of
           -------------
the Credit Agreement on or after the Initial Funding Date.

          "Insurance Requirements":  all terms of any insurance policy
           ----------------------
(including, without limitation, casualty and general liability) covering or applicable to the Facility or any portion thereof maintained in accordance with
Section 14 of the Lease and all requirements of the issuer of any such policy.

          "Interest Period":  with respect to each Loan, the period beginning
           ---------------
on the date of such Loan and ending on the numerically corresponding date (or, if applicable, last calendar date) three months thereafter and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the numerically corresponding date (or, if applicable, last calendar date) three months thereafter; provided, however,
                                                         --------  -------
that:

          (i) the duration of any Interest Period that commences before the Scheduled Lease Termination Date and would otherwise and after the Scheduled Lease Termination Date shall end on the Scheduled Lease Termination Date;

          (ii) the duration of the initial Interest Period with respect to each Loan shall end on the first Quarterly Date occurring after the date of such Loan; and

          (iii) if the last day of such Interest Period would otherwise occur on a day that is not a Business Day, such last day shall be extended to the next succeeding Business Day, except if such extension would cause such last
                                  ------
    day to occur in a new calendar month, then such last day shall occur on the next preceding Business Day.

          "Interest Rate Agreement":  any interest rate swap agreement, interest
           -----------------------
rate cap agreement, interest rate collar agreement or other similar agreement or arrangement intended to protect a Person against fluctuations in interest rates.

          "Interim Special Rent":  as defined in Section 3(b) of the Lease.
           --------------------

          "Investment":  any investment in any Person, whether by means of
           ----------
purchase or acquisition of obligations or securities of such Person, capital contribution to such Person, loan or advance to such Person, capital contribution to such Person, loan or advance to such Person, making a time deposit with such Person, Guarantee or assumption of any obligation of such Person or otherwise.

          "Judgment":  any judgment, decree, writ, order, determination,
           --------
injunction, rule or other direction or requirement of any arbitrator or any court, tribunal or other Governmental Authority.

          "Lease":  the Lease Agreement, dated as of the Closing Date, as
           -----
amended, supplemented or otherwise modified from time to time, pursuant to which the Company, as Lessee, has agreed to lease the Facility on and after the Lease Commencement Date for the Permitted Use in accordance with the terms and conditions set forth in the Lease.

          "Lease Commencement Date":  the date on which all conditions set
           -----------------------
forth in Sections 6.01 and 6.02 are satisfied.

          "Lease Term":  the period of time commencing on the Lease Commencement
           ----------
Date and ending on the Lease Termination Date.

          "Lease Termination Date": the earlier to occur of (i) the Option Date,
           ----------------------
(ii) the Cancellation Date (iii) the date of termination as a result of a Termination Event and (iv) the Scheduled Lease Termination Date.

          "Lender": any Person who from time to time is or becomes a Tranche A
           ------
Lender or a Tranche B Lender; collectively, the "Lenders".
                                                 -------

          "Lessee": the Company in its capacity as Lessee under the Lease and
           ------
any successor or permitted assign in such capacity.

          "Lessor": Wachovia Capital Markets, Inc. and any successor permitted
           ------
by the terms of the Credit Agreement or the Lease.

          "Lessor Investment": as to the Lessor, the aggregate outstanding
           -----------------
amount from time to time of the equity investment in the Facility, which shall equal the sum of the unrecovered LI Fundings.

          "Lessor Investment Commitment": as to the Lessor, its commitment to
           ----------------------------
(a) make a Lessor Investment in an amount equal to $38,000,000 prior to the Syndication Effective Date, and (b) retain its Lessor Investment in an amount equal to $1,140,000 upon and after the Syndication Effective Date.

          "Lessor Mortgage": the Deed to Secure Debt, Assignment of leases and
           ---------------
Security Agreement executed by the Lessor and delivered to the Agent, for the benefit of the Agent and the Lenders, as amended, supplemented, or otherwise modified from time to time.

          "Leverage Ratio": The ratio of (i) Total Debt at any time to (ii)
           --------------
Consolidated EBITDA.

          "LI Funding": any payment in respect of the Lessor Investment to be
           ----------
made by the Lessor pursuant to Section 2.01(b) of the Credit Agreement.

          "LI Yield": all yield accruing from time to time with respect to the
           --------
Lessor Investment, including all Accrued Construction Period LI Yield.

          "LI Yield Period": with respect to each LI Funding or the Lessor
           ---------------
Investment, as applicable, the period beginning on the date of such LI Funding and ending on the numerically corresponding date (or, if applicable, last calendar date) three months thereafter and, thereafter, each subsequent period commencing on the last day of the immediately corresponding date

(or, if applicable, last calendar date) three months thereafter, provided,
                                                                 --------
however, that:
-------

               (i) The duration of any LI Yield Period that commences before the Scheduled Lease Termination Date and would otherwise end after the Scheduled Lease Termination Date shall end on the Scheduled Lease Termination Date;

               (ii) The duration of the initial LI Yield Period with respect to each LI Funding shall end on the first Quarterly Date occurring after the date of such LI Funding; and

               (iii) if the last day of such LI Yield Period would otherwise occur on a day that is not a Business Day, such last day shall be extended to the next succeeding Business Day, except if such extension would cause
                                         ------
    such last day to occur in a new calendar month, then such last day shall occur on the next preceding Business Day.

          "LIBO Rate":  with respect to any Loan for the applicable Interest
           ---------
Period therefor, or any LI Funding for the applicable LI Yield Period therefor, or any other amount, the rate per annum determined on the basis of the offered rate for deposits of three months in Dollars of amounts equal or comparable to the principal amount of such Loan or LI Funding, as the case may be, or any such other amount, as applicable, which rates appear on Telerate Page 3750 as of 11:00 A.M., London time, two Business Days prior to the first day of such Interest Period, provided that will be the arithmetic average (rounded upward,
                 --------
if necessary, to the next higher 1/16th of 1%) of such offered rates; (b) if no such offered rates appear on such page, the "LIBO Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/16th of 1%) of rates quoted by not less than two major banks in New York City, selected by the Agent, at approximately 10:00 A.M., New York City time, two Business Days prior to the first day of such Interest or LI Yield Period, as applicable, Period for deposits in Dollars offered to leading European banks for a period comparable to such Interest Period or LI Yield Period, as applicable, in an amount comparable to the principal amount of such Loan or LI Funding or any such other amount.

          "Lien":  with respect to any asset, any mortgage, deed to secure debt,
           ----
deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of a Debt or a Guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this definition, each of the Company and any Subsidiary thereof shall be deemed to own subject to a Lien ant asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loan": any Tranche A Loan or Tranche B Loan made by the Lenders
           ----
pursuant to Section 2.01(a) of the Credit Agreement; the Tranche A Loans and/or Tranche B Loans; collectively, as the context shall require, "Loans."
                                                              -----

          "Loan Commitment":  as to each Lender, an amount equal to the sum of
           ---------------
such Lender's Tranche A Loan Commitment and Tranche B Loan Commitment then in effect.

          "Loan Percentage Share":  as to each Lender, the percentage of the
           ---------------------
Tranche A Loans and/or Tranche B Loans and the Tranche A Loan Commitment and/or Tranche B Loan Commitment, as applicable, to be provided by such Lender under the Credit Agreement as indicated on the counterpart agreement pursuant to which such Lender becomes a party to the Credit Agreement, as modified from time to time to reflect any assignments permitted by Section 11.06(b) of the Credit Agreement.

          "Long-Term Debt": at any date any Consolidated Debt which matures (or
           --------------
the maturity of which may at the option of the Lessee or any Consolidated Subsidiary be extended such that it matures) more than one year after such date.

          "Loss Event":  any of the following events in respect of the Facility:
           ----------
the permanent condemnation, confiscation or seizure of, or requisition of title to or use of, all or substantially all of the Facility including, but not limited to, a permanent taking by eminent domain of such scope that the untaken part of the Facility is insufficient to permit the restoration of the Facility for continued use in the Company's business or that causes the remaining part of the Facility to be incapable of being restored to a condition that would permit the remaining portion of the Facility (without the portion of the Facility taken by eminent domain) to continue to have the capacity and functional ability to perform on a continuing basis (subject to normal interruptions in the ordinary course of business for maintenance, inspection, service, repair and testing) and in commercial operation, the function for which the Facility (as a whole) was designed as specified in the Facility Plan or a temporary taking of such nature for a period exceeding 180 consecutive days; or (iv) the occurrence of any event or the discovery of any condition in, on, beneath or involving the Facility or any portion thereof (including, but not limited to the presence of hazardous substances or the violation of any applicable Environmental Requirement) that would have a material adverse effect on the use, occupancy, possession, condition, value or operation of the Facility or any portion thereof, which event or condition requires remediation (A) the cost of which is anticipated, in the opinion of the Agent, in consultation with an independent environmental engineering firm, to exceed 15% of the

Termination Value, and (B) that could not reasonably be expected to be completed substantially in its entirety prior to the date that is 30 days prior to the then-applicable Scheduled Lease Termination Date or is not actually completed substantially in its entirety on or before the date that is 30 days prior to the then-applicable Scheduled Lease Termination Date.

          "Margin Stock":  "margin stock" as defined in Regulations U or G.
           ------------

          "Market Value":  as defined in (S) 323.2(f) of the Regulations
           ------------
and Statements of General Policy on Appraisals promulgated by the Federal Deposit Insurance Corporation, 12 C.F.R. (S) 323.2(f), as amended from time to time.

          "Material Adverse Effect":   with respect to any event, act, condition
           -----------------------
or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (i) the financial condition, operations, business, or properties of the Company and its Consolidated Subsidiaries taken as a whole, (ii) the rights and remedies of the Agent or the Lenders under the Operative Documents, or the ability of the Lessor, the Company to perform its respective obligations under the Operative Documents to which it is a party, as applicable, (iii) the legality, validity or enforceability of any Operative Document, or (iv) the use, occupancy, possession, condition, value or operation of the Facility.

          "Material Subsidiary":  as of the date of determination, a Subsidiary
           -------------------
that, as of the date of any determination thereof, accounts for 5% or more of the Consolidated Tangible Net Worth of the Company and its Subsidiaries determined in accordance with GAAP as of the last day of the Fiscal Quarter of the Company most recently ended as of such date of determination and for which financial statements have been delivered to the Agent and the Lenders pursuant to Sections 8.01 and 8.02 of the Credit Agreement.

          "Maturity Date": the earlier of (a) the Completion Date, in the event
           -------------
the Basic Term does not commence for any reason, or (b) following the commencement of the Basic Term, the earlier to occur of (i) the Option Date,
(ii) the Cancellation Date, or (iii) the Lease Termination Date.

          "Multiemployer Plan":  has the meaning set forth in Section 4001(a)(3)
           ------------------
of ERISA.

          "Net Income" means, as applied to any Person for any period, the
           ----------
aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

          "Non-Completion Event":  the failure of both (i) Completion and (ii)
           --------------------
the commencement of the Basic Term to occur on or before the Completion Date.

          "Non-U.S. Domestic Lender":  as defined in Section 4.06(b) of the
           ------------------------
Credit Agreement.

          "Notes":  collectively, the Tranche A Notes and Tranche B Notes.
           -----

          "Operative Documents":  collectively, the Credit Agreement, the Lease
           -------------------
the Agency Agreement, the Guaranty, the Notes, the Lessor Mortgage and the other Security Instruments and any and all other agreements or instruments now or hereafter executed and delivered, or required to be executed and delivered, by the Lessor, the Company in connection with the Notes, or the Credit Agreement, as such agreements or instruments may be amended, supplemented, renewed, extended, increased or otherwise modified from time to time.

          "Option Date":  as defined in Section 15(c) of the Lease.
           -----------

          "Other Taxes":  all taxes (other than Taxes), assessments, levies,
           -----------
fees, water and sewer rents and charges, inspection fees and other authorization fees and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, or every character (including all penalties and interest thereon) and all recording fees and other charges (including penalties and interest) relating to or arising out of (i) the execution, delivery, recording or enforcement of any of the Operative Documents, whether for the amounts evidenced, secured or referred to be paid thereby, or otherwise, or (ii) to the ownership, use, operation or transfer of the Facility or any other Property or (iii) any other event or circumstance, including without limitation, transfer taxes, documentary stamp taxes, intangible taxes, recording fees and sales, use and rent taxes.

          "Other Transaction Expenses":  as defined in Section 3.05(a)(1) of
           --------------------------
the Credit Agreement.

          "PBGC":  the Pension Benefit Guaranty Corporation or any successor
           ----
thereto.

          "Party":  as defined in Section 11.13 of the Credit Agreement.
           -----

          "Paving Agent":  any Person engaged by the Company to accept delivery
           ------------
of Commercial Paper tendered by the holder thereof for payment and to make payment to such holder on behalf of the Company.

          "Permit":  any approval, consent, waiver, exemption, variance,
           ------
franchise, order, permit, authorization, right or license of or from any Governmental Authority or other Person.

          "Permitted Claims": as defined in Section 11.14(b) of the Credit
           ----------------
Agreement.

          "Permitted Liens":  (i) with respect to the Lease or the Facility
           ---------------
(including without limitation, the Site) or any Property included in or comprising the Facility or any portion thereof, any of the following:

          (a) rights reserved to or vested in any Governmental Authority by the terms of any right, power, franchise, grant, license, permit or provision of law affecting the Facility to (1) terminate, or take any other action which has the effect of modifying, such right, power, franchise, grant, license, permit or provision of law, provided that such termination
                                                --------
    or other action, when taken, shall not have resulted in a Loss Event and shall not have had a Material Adverse Effect, or (2) purchase, condemn, appropriate or recapture, or designate a purchaser of, the Facility;

          (b) any Liens thereon for Impositions or Taxes and any Liens of mechanics, materialmen and laborers for work or services performed or materials furnished which (1) are not overdue, or (ii) are being contested in good faith in the manner described in Section 13 of the Lease;

          (c) Liens of mechanics, materialmen and laborers for work or services performed or materials furnished (1) existing during the Construction Period and (2) in and aggregate amount not to exceed $4,500,000 at any time;

          (d) rights reserved to or vested in any Governmental Authority to control or regulate the use of such Property or to use the Facility in any manner;

          (e) in the case of the Site, encumbrances, easements, and other similar rights the existence or exercise of which do not have a Material Adverse Effect; and

          (f) any Liens created under the Operative Documents and any financing statements filed in connection therewith; and

     (ii), with respect to any other Property, any of the following:

          (a) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which are not at the time required to be paid or discharged pursuant to the terms of the Credit Agreement;

          (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workmen's compensation unemployment insurance or similar applicable law;

          (c) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or impair the use thereof in the business of such Person;

          (d) Liens in existence as of the Closing Date and otherwise permitted under the Revolving Credit Agreement;

          (e) Purchase Money Liens but only to the extent the Debt secured by such Liens is permitted under the Credit Agreement;

          (f) Liens securing other Debt of the Company in an aggregate amount not to exceed $1,000,000 at any time outstanding; and

          (g) Liens created under any of the Operative Documents.

          "Permitted Use":  with respect to the Facility, the occupation and use
           -------------
of the Site and the Improvements for commercial office space and light assemblage in compliance with all applicable Governmental Requirements and Insurance Requirements.

          "Person":  an individual, a corporation, a limited liability company,
           ------
a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or other Governmental Authority.

          "Placement Agent":  any Person engaged by the Company to act as the
           ---------------
Company's placement agent in connection with the issuance and sale of Commercial Paper under a Commercial Paper Program.

          "Plan":  at any time an employee pension benefit plan which is covered
           ----
by Title IV or ERISA or subject to the minimum funding standards under Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

          "Pricing Schedule":  the Pricing Schedule attached as Schedule 1.02(b)
           ----------------
to the Credit Agreement.

          "Prime Rate":  that rate of interest so denominated and set by
           ----------
Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia, and is set by Wachovia as a general reference rate of interest, taking into account such factors as Wachovia may deem appropriate, it being understood that many of Wachovia's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that Wachovia may make various commercial or other loans at rates of interest having no relationship to such rate.

          "Principal Office":  the principal office of the Agent and Wachovia
           ----------------
presently located at 191 Peachtree Street, N.E., Atlanta, Georgia 30303 or any other office designated by Wachovia.

          "Principal Officer": means any of the following officers of the
           -----------------
Company: Chairman, President, General Counsel, Executive Vice Presidents, Senior Vice Presidents, Chief Financial Officer, Treasurer, Assistant Treasurer and Corporate Controller.

          "Process Agent": as defined in Section 11.14(b) of the Credit
           -------------
Agreement.

          "Progress Report": a Progress Report reflecting a comparison of the
           ---------------
actual renovation, construction and development of the Facility through the date of such Progress Report with the schedule for such renovation, construction and development set forth in the Facility Plan.

          "Property": any kind of property or asset, whether real, personal or
           --------
mixed, or tangible or intangible, and any interest therein.

          "Purchase Closing Date": as defined in Section 15(e) of the Lease.
           ---------------------

          "Purchase Money Lien": a Lien on any item of equipment acquired by the
           -------------------
Company or any Subsidiary after the Closing Date; provided, however, that: (a)
                                                  --------  -------
such Lien attaches only to the equipment to be acquired; (b) if the purchase price of the equipment to be acquired exceeds $7,500,000, the Debt incurred in connection with such acquisition shall not be less that 60% nor greater than the purchase price of such item of equipment then being financed; and (c) such Lien shall secure only such Debt.

          "Purchase Price": at any time of determination, the sum of (i) the
           --------------
aggregate outstanding principal amount of the Loans and LI Fundings, plus (ii)
                                                                     ----
all accrued and unpaid interest and fees on or in respect of the Loans and all accrued and unpaid LI Yield (including, without limitation, all Accrued Construction Period LI Yield) and fees on or in respect of the LI Fundings through the Purchase Closing Date, plus (iii) all other amounts owing by the
                                   ----
Company under the Operative Documents (including in any event all unpaid Impositions accrued, arising or payable in connection with the Facility or otherwise pursuant to the Lease whether in connection with the purchase of the Facility pursuant to Section 14(d) of the Lease or pursuant to any provision of
Section 15 of the Lease, or otherwise).

          "Quarterly Dates": means the last Business Day of each March, June,
           ---------------
September and December, provided that if any such day is not a Business Day,
                        --------
then such Quarterly Date shall be the next Business Day.

          "Real Property": as defined in Section 26 of the Lease.
           -------------

          "Redeemable Preferred Stock": of any Person means any preferred sock
           --------------------------
issued by such Person (i) required (by the terms of the governing instruments or at the option of the holder thereof) to be mandatorily redeemed for cash at any time prior to the Maturity date (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof at any time prior to the Maturity Date.

          "Register": as defined in Section 11.06(d) of the Credit Agreement.
           --------

          "Regulation A": Regulation A of the Board of Governors of the Federal
           ------------
Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Regulation D": Regulation D of the Board of Governors of the Federal
           ------------
Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Regulation G": Regulation G of the Board of Governors of the Federal
           ------------
Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Regulation T": Regulation T of the Board of Governors of the Federal
           ------------
Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Regulation U": Regulation U of the Board of Governors of the Federal
           ------------
Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Regulation X": Regulation X of the Board of Governors of the Federal
           ------------
Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

          "Related Contract": any agreement, contract, bill of sale, receipt or
           ----------------
Vendor's warranty relating to or for the purchase, acquisition, design, engineering, testing, manufacture, renovation, assembly, construction or installation of the Facility or any part thereof or the provision of enhancements and improvements to the Facility, or otherwise in connection with the acquisition, ownership, use, operation or sale or other disposition of the Facility, made, entered into or received by the Acquisition/Construction Agent on behalf of the Lessor pursuant to the Agency Agreement or by the Company and assigned to the Lessor pursuant to the Agency Agreement, with or from one or more Vendors or other Persons, including, without limitation, all contracts, bills of sale, receipts and Vendor's warranties.

          "Rent": Basic Rent, Interim Special Rent, Supplemental Rent and the
           ----
Final Rent Payment, collectively.

          "Rental Period": with respect to Basic Rent, the period beginning on
           -------------
the Lease Commencement Date and ending on the first Rent Payment Date occurring after the Lease Commencement Date and, thereafter, each subsequent period commencing on each Rent Payment Date and ending on the next Rent Payment Date or on the Lease Termination Date.

          "Rent Payment Date": with respect to Basic Rent, each March 31st, June
           -----------------
30th, September 30th and December 31st of each year, commencing on the first such date occurring after the Lease Commencement Date, and the Lease Termination Date.

          "Reported Net Income": for any period, the Net Income of the Company
           -------------------
and its Consolidated Subsidiaries determined on a consolidated basis.

          "Required Lenders": at any time while no Loans are outstanding,
           ----------------
Lenders having at least sixty-six and two-thirds (66 2/3%) of the aggregate amount of the Aggregate Loan Commitments, and without regard to any sale by a Lender of a participation in any Loan under Section 11.06(f) of the Credit Agreement).

          "Required Percentage Composition": (i) with respect to the
           ------------------------------
Commitments, a requirement that not less than 3% of the aggregate amount of the Lessor's Investment Commitment and the Loan Commitments be comprised of Lessor's Investment Commitment; (ii) with respect to the Lease Term, a requirement that not less than 3% of Facility Cost, and not less than 3% of the amount that is the sum of
(a) the aggregate outstanding principal amount of the Loans and (b) the Lessor's Investment, be provided by or comprised of the Lessor Investment; (iii) with respect to each Borrowing, a requirement that no more than 85% (rounded) of such Borrowing, and 85% of Facility Cost, shall be comprised of Tranche A Loans, and no more than 12% rounded) of such Borrowing, and 12% of Facility Cost, shall be provided by or comprised of Tranche B Loans; (iv) with respect to each Borrowing, a requirement that after giving effect thereto, 3% of the amount that is the sum of (a) the aggregate outstanding principal amount of the Loans and
(b) the Lessor Investment be comprised of the Lessor Investment; and (v) with respect to each Borrowing, a requirement that after giving effect thereto the aggregate outstanding amount of Loans shall not exceed the Aggregate Loan Commitments, and after giving effect to the LI Advances, the Lessor Investment shall not exceed the Lessor Investment Commitment.

          "Restoration Account": the interest bearing account maintained with
           -------------------
the Agent by the Lessor pursuant to Section 14(e) of the Lease and styled the "Restoration Account."

          "Restricted Payment": (i) any dividend or other distribution on any
           ------------------
shares of the Company's Capital Stock (except dividends payable solely in shares of its Capital Stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Company's Capital Stock (except shares acquired upon the conversion thereof into other shares of its Capital Stock) or (b) any option, warrant or other right to acquire shares of the Company's Capital Stock.

          "Revolving Credit Agent": the "Agent", as defined in the Revolving
           ----------------------
Credit Agreement.

          "Revolving Credit Agreement": the Credit Agreement dated as of May
           ---------------------------
11, 1995 by and among the Company, as borrower, the financial institutions party thereto as Lenders, The Bank of New York and ABN AMRO Bank N.V., Atlanta Agency, as Co-Agents, and NationsBank of Georgia, National Association, as Agent, as amended by First Amendment to Credit Agreement dated as of December 29, 1995.

          "Revolving Credit Lenders": the "Lenders", as defined in the Revolving
           ------------------------
Credit Agreement.

          "Scheduled Amount": as defined in Section 4(a) of the Lease.
           ----------------

          "Scheduled Lease Termination Date": July 30, 2004 or such later date
           --------------------------------
to which it may be extended pursuant to Section 2(b) of the Lease.

          "Secured Amount": as defined in Section 26 of the Lease.
           --------------

          "Secured Party": as defined in Section 26 of the Lease.
           -------------

          "Security Instruments": collectively, the Lessor Mortgage and any and
           --------------------
all agreements or instruments, including, without limitation, financing statements, now or hereafter executed and delivered by the Company as security for the payment or performance of the Notes or the Credit Agreement, as such agreements or instruments may be amended, supplemented or otherwise modified from time to time.

          "Site": certain real property located in Gwinnett County, Georgia
           ----
described in greater detail in Exhibit A to the Credit Agreement and the Lease
                               ---------
limited to the portion of the 280+/- acres necessary for the operation of the Facility.

          "Soil Test Reports": soil test reports as to soil borings on the Site
           -----------------
by a soil testing firm satisfactory to the Lenders, including (a) the number and location of such borings shall be in accordance with the recommendations of the soil testing firm and also satisfactory to the Lenders and (b) the recommendations of the soil testing firm as to the preparation of the soil needed to adequately support the Facility.

          "Stockholders' Equity": at any time, the stockholders' equity of the
           --------------------
Company and its Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Company and its Consolidated Subsidiaries prepared in accordance with GAAP; but excluding any Redeemable
                                               --- ---------
Preferred Stock of the Company or any of its Consolidated Subsidiaries. Stockholders' Equity generally would include, but not be limited to: (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (a) purchase of treasury stock, (b) valuation allowances, (c) receivables due from an employee stock ownership plan, (d) employee stock ownership plan debt guarantees and (e) translation adjustments for foreign currency transactions.

          "Sublease Rent": as defined in Section 3(a) of the Lease.
           -------------

          "Subsidiary": any corporation or other entity of which securities or
           ----------
other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by the Company.

          "Supplemental Rent": as defined in Section 3(d) of the Lease.
           -----------------

          "Support Expenses": all (i) reasonable and necessary costs associated
           ----------------
with the continued normal operation, preservation and maintenance of the Site and the Facility incurred after the payment of the Final Rent Payment, and (ii) all payments of rent and other charges payable by Wachovia Capital Markets, Inc. under the Ground Lease during the period beginning on the first day of the Occupancy Period (defined in the Ground Lease) and ending on the last day of the 12th month after the commencement of the Occupancy Period.

          "Survey": a current ALTA-ACSM boundary survey of the Site and existing
           ------
improvements in form and substance satisfactory to the Agent, and containing such certifications as the Agent may request.

          "Syndication Effective Date": the date on which the conditions
           --------------------------
precedent set forth in Section 6.03 have been satisfied.

          "Taxes": as defined in Section 4.06(a) of the Credit Agreement.
           -----

          "Termination Event": as defined in Section 15(a) of the Lease.
           -----------------

          "Termination Value": at any time of determination, an amount equal to
           -----------------
the sum of (i) the Final Rent Payment, plus (ii) the aggregate outstanding
                                       ----
principal amount of the Tranch B Loans, plus (iii) the aggregate outstanding
                                        ----
principal amount of the Lessor Investment, plus (iv) without duplication of
                                           ----
amounts included in the Final Rent Payment, all unpaid Impositions payable in connection with the purchase of the Facility pursuant to Section 14(d) of the Lease or pursuant to any provision of Section 15 of the Lease.

          "Third Party": any Person other than (i) the Lessor, (ii) the Company
           -----------
or (iii) any Affiliate of any of the foregoing.

          "Total Debt": means, at the time of computation thereof, all of the
           ----------
following of the Company and its subsidiaries as determined on a consolidated basis (without duplication): (a) all Debt less (b) all reimbursement obligations under documentary letters of credit and acceptances (whether or not the same have been presented for payment).

          "Tranche A Lender": any person who from time to time becomes or has
           ----------------
agreed to become a holder of a Tranche A Note and is a signatory to a counterpart of the Credit Agreement as a Tranche A Lender or becomes a party thereto as provided in Section 11.06 thereof, and their respective successors and assigns; collectively, the "Tranche A Lenders."
                                -----------------

          "Tranche A Loan Commitment": as to any Tranche A Lender, the
           -------------------------
commitment of such Lender to make loans pursuant to

Section 2.01(a) of the Credit Agreement in an amount equal to such Lender's Loan Percentage Share of the Tranche A Loans, as set forth in the counterpart agreement pursuant to which such Lender becomes a party to the Credit Agreement.

          "Tranche A Loans": collectively, all Loans make by the Tranche A
           ---------------
Lenders to the Lessor pursuant to the Tranche A Loan Commitments in an aggregate principal amount not to exceed the Aggregate Tranche A Loan Commitments.

          "Tranche A Note" and "Tranche A Notes": as defined in Section 2.05(a)
           --------------       ---------------
of the Credit Agreement.

          "Tranche B Lender": any person who from time to time becomes or has
           ----------------
agreed to become a holder of a Tranche B Note and is a signatory to a counterpart of the Credit Agreement as a Tranche B Lender or becomes a party thereto as provided in Section 11.06 thereof, and their respective successors and assigns; collectively, the "Tranche B Lenders."
                                -----------------

          "Tranche B Loan Commitment": as to any Tranche B Lender, the
           -------------------------
commitment of such Lender to make loans pursuant to Section 2.01(a) of the Credit Agreement in an amount equal to such Lender's Loan Percentage Share of the Tranche B Loans, as set forth in the counterpart agreement pursuant to which such Lender becomes a party to the Credit Agreement.

          "Tranche B Loans": collectively, all Loans make by the Tranche B
           ---------------
Lenders to the Lessor pursuant to the Tranche B Loan Commitments in an aggregate principal amount not to exceed the Aggregate Tranche B Loan Commitments.

          "Tranche B Note" and "Tranche B Notes": as defined in Section 2.05(b)
           --------------       ---------------
of the Credit Agreement, as the same may be amended, supplemented, renewed, extended for any period of time increased, rearranged or otherwise modified from time to time.

          "UCC": the Uniform Commercial Code as enacted in the State of Georgia
           ---
and any other jurisdiction whose laws may be mandatorily applicable.

          "Vendor": any designer, supplier, manufacturer or installer of, or
           ------
provider of Property or services with respect to the Facility or any Property included therein or any party thereof.

          "Wachovia": Wachovia Bank, N.A., a national banking association, in
           --------
its individual capacity, and its successors.

          "Wholly Owned Subsidiary": any Subsidiary all of the shares of
           -----------------------
capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by the Company.